Other reserves	6 Months Ended
Jun. 30, 2022
Disclosure of reserves within equity [abstract]
Other reserves	Other reserves

	As at 30.06.22	As at 31.12.21
	£m	£m
Currency translation reserve	4,443	2,740
Fair value through other comprehensive income reserve	(1,081)	(283)
Cash flow hedging reserve	(4,671)	(853)
Own credit reserve	(103)	(960)
Other reserves and treasury shares	1,194	1,126
Total	(218)	1,770
Currency translation reserve
The currency translation reserve represents the cumulative gains and losses on the retranslation of the Group’s net investment in foreign operations, net of the effects of hedging.
As at 30 June 2022, there was a credit balance of £4,443m (December 2021: £2,740m credit) in the currency translation reserve. The £1,703m credit movement principally reflects the weakening of GBP against USD during the period.
Fair value through other comprehensive income reserve
The fair value through other comprehensive income reserve represents the changes in the fair value of fair value through other comprehensive income investments since initial recognition.
As at 30 June 2022, there was a debit balance of £1,081m (December 2021: £283m debit) in the fair value through other comprehensive income reserve. The loss of £798m is principally driven by a loss of £1,237m from the decrease in fair value of bonds due to increasing bond yields, £5m of net gains transferred to the income statement and £39m of gains transferred to retained earnings on sale of 7.45% equity stake in Absa Group Limited. This is partially offset by a gain of £153m due to an increase in the Absa Group Limited share price and a tax credit of £326m.
Cash flow hedging reserve
The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.
As at 30 June 2022, there was a debit balance of £4,671m (December 2021: £853m debit) in the cash flow hedging reserve. The decrease of £3,818m principally reflects a £4,747m decrease in the fair value of interest rate swaps held for hedging purposes as major interest rate forward curves increased and £429m of gains transferred to the income statement. This is partially offset by a tax credit of £1,358m.
Own credit reserve
The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.
As at 30 June 2022, there was a debit balance of £103m (December 2021: £960m debit) in the own credit reserve. The movement of £857m principally reflects a £1,258m gain from the widening of Barclays’ funding spreads partially offset by a tax charge of £403m.
Other reserves and treasury shares
Other reserves relate to redeemed ordinary and preference shares issued by the Group. Treasury shares relate to Barclays PLC shares held principally in relation to the Group’s various share schemes.
As at 30 June 2022, there was a credit balance of £1,194m (December 2021: £1,126m credit) in other reserves and treasury shares. This is driven by an increase of £61m due to the repurchase of 244m shares as part of the £1.0bn share buyback and a £7m increase in the treasury shares balance held in relation to employee share schemes.